SUPPLEMENT DATED NOVEMBER 5, 2001
                         TO PROSPECTUS DATED MAY 1, 2001
                 FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                  SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                                   VIACOM INC.

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE VIACOM INC. GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 11 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE VIACOM INC. GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

     o ACTIVE SALARIED EMPLOYEES of Viacom Inc. ("Viacom") who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan.

In addition, eligible group members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

SPOUSES who are also employees of Viacom may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

See the APPLICANT OWNER PROVISION section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the employee.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

CHILDREN of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

     o The child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

     o At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

     o Children who are also employees of Viacom may not be covered both as an employee and a dependent. If both parents are employees of Viacom, a child may be covered by only one parent.

IS THERE A LIMITED ENROLLMENT PERIOD?

Yes, an eligible employee will only be allowed to enroll for Group Variable Universal Life Insurance coverage during Viacom's 2002 benefits enrollment period.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY A PARTICIPANT BUY?

EMPLOYEE GROUP VARIABLE UNIVERSAL LIFE COVERAGE: A Participant may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000. The calculated Face Amount will always be rounded up to the next $1,000 if not already a multiple of that amount.

SPOUSE GROUP VARIABLE UNIVERSAL LIFE COVERAGE: A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to the lesser of four times the employee's Annual Benefits Base Salary or $250,000.

DEPENDENT CHILDREN: A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

FOR A CURRENT PARTICIPANT WHO IS AN EMPLOYEE: Current amounts of coverage are "grandfathered", allowing an employee to enroll for his or her current amount of coverage with no evidence of good health required. Additionally, during the 2002 benefits enrollment period , an employee can increase coverage by one times Annual Benefits Base Salary with no evidence of good health. Once enrolled, however, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home.

FOR A CURRENT DEPENDENT SPOUSE: Evidence of good health will be required for any spouse coverage that exceeds $30,000. All current amounts of Dependent Life coverage are "grandfathered" as Group Variable Universal Life Insurance coverage. If enrolling for coverage after the 2002 benefits enrollment period, all amounts of coverage will require evidence of good health.

FOR A NEW DEPENDENT SPOUSE: A spouse must give evidence of good health to enroll for a Face Amount that is more than $30,000. Once enrolled, he or she must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health.

CAN I INCREASE MY COVERAGE AMOUNT?

Yes. You may increase your Face Amount of insurance at anytime. However, increased coverage may require evidence of insurability satisfactory to Prudential as noted in the section WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH? above.

WILL MY COVERAGE AMOUNT EVER DECREASE?

No. Your coverage amount will not be decreased unless you request a decrease from Prudential.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

DOES THE COVERAGE HAVE EXCLUSIONS?

No.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

For active employees and their dependents, Viacom will send routine premium payments to Prudential by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who choose Portable coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high-quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

FRANKLIN(R) TEMPLETON(R)

The Class 2 portfolio of the Franklin(R) Templeton(R) Variable Insurance Products Trust in which the Separate Account may currently invest and its investment objective is as follows:

TEMPLETON INTERNATIONAL SECURITIES FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including those in emerging markets.

JANUS ASPEN SERIES

The portfolio of the Janus Aspen Series in which the Separate Account may currently invest and its investment objective is as follows:

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

LAZARD RETIREMENT SERIES, INC.

The portfolio of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and its investment objective is as follows:

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the investment manager believes are undervalued based on their earnings, cash flow or asset values.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., in which the Separate Account may currently invest and their investment objectives are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America". The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

 FUND FEES AND EXPENSES



=============================================================================
                                                                TOTAL FUND
                                                             ANNUAL EXPENSES
                              INV. MGMT.  12B-1    OTHER     (AFTER EXPENSE
            FUNDS                FEE      FEES    EXPENSES   REIMBURSEMENTS)(1)

-----------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.
(CLASS I SHARES)
Diversified Bond Portfolio      0.40%       -      0.05%         0.45%
Equity Portfolio                0.45%       -      0.04%         0.49%
Flexible Managed Portfolio      0.60%       -      0.04%         0.64%
Global Portfolio                0.75%       -      0.10%         0.85%
Money Market Portfolio          0.40%       -      0.04%         0.44%
Stock Index Portfolio           0.35%       -      0.04%         0.39%
-----------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
(CLASS 2 SHARES)
Templeton International
Securities Fund (2)             0.67%     0.25%    0.20%         1.12%
-----------------------------------------------------------------------------

JANUS ASPEN SERIES
(INSTITUTIONAL SHARES)
Growth Portfolio (3)            0.65%       -      0.02%         0.67%
-----------------------------------------------------------------------------

LAZARD RETIREMENT SERIES, INC.
Small Cap Portfolio (4)         0.75%     0.25%    0.25%         1.25%
-----------------------------------------------------------------------------

T. ROWE PRICE VARIABLE FUNDS
Equity Income Portfolio (5)     0.85%       -      0.00%         0.85%
New America Growth Portfolio(5) 0.85%       -      0.00%         0.85%
=============================================================================


(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus.

(3) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.

(4) Effective January 1, 2000, the Investment Adviser agreed to waive its fees and/or reimburse the Portfolio through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.25%. Absent fee waivers and/or reimbursements, Other Expenses and Total

     Fund Annual Expenses for the year ended December 31, 2000 would have been 1.76% and 2.76%.

(5) The investment management fee includes the ordinary expenses of operating the Portfolios.


FUND ADVISERS

The Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ("PIFM"), a Prudential subsidiary, through subadvisers that PIFM employs. Prudential Investment Management, Inc, also a Prudential subsidiary, serves as subadviser to the Diversified Bond, Flexible Managed, Money Market and Stock Index Portfolios. Jennison Associates LLC, also a Prudential subsidiary, serves as subadviser to the Equity and Global Portfolios. GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio.

Templeton Investment Counsel, LLC ("TIC") serves as the investment manager for the Templeton International Securities Fund. TIC is a Florida corporation with offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091. The principal underwriter of the funds is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, CA 94403.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to the above-mentioned portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co. LLC, a New York limited liability company, serves as the investment manager and principal underwriter to the above-mentioned portfolio. Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment manager of the T. Rowe Price Variable Fund portfolios is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal
business address is 100 East Pratt Street, Baltimore, Maryland 21202.   T.
Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

CHANGES IN PERSONAL STATUS

CAN I CONTINUE COVERAGE WHEN I TERMINATE EMPLOYMENT OR BECOME DISABLED?

o Yes, you may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

o If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee of $3 per bill.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either Viacom or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Viacom replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

     o If Viacom DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

     o If Viacom DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

     o You may continue your plan regardless of whether Viacom replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the Viacom Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.97% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.62%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

     ForViacom the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM CHARGES that we may charge under the Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any changes. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Viacom Inc. Group Contract.


ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

     o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

     o    The Face Amount of insurance under the Certificate is $100,000

     o The Participant makes a $100 premium payment on the first day of each month, for a total of $1200 over the course of each year.


ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

          o The charge deducted from each premium payment for taxes on premium payments is 1.97%.

          o    Prudential deducts no sales charge from premium payments.

          o    Prudential deducts no processing charge from premium payments.

          o Each month, Prudential deducts a $3 charge for administrative expenses.

          o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

          o Prudential deducts the current non-smoker cost of insurance charge under the Viacom Inc. Group Contract.

          o    Prudential does not deduct a surrender charge.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assume that the MAXIMUM CHARGES permitted under Group Contract would be made.

Here's what we assumed:

          o The charge deducted from each premium payment for taxes on premium payments is 1.97%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

          o Prudential deducts a sales charge equal to 3.5% from each premium payment.

          o Prudential deducts a processing charge of $2 from each premium payment.

          o Each month, Prudential deducts a $6 charge for administrative expenses.

          o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

          o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table Male, Age Last Birthday (the "1980 CSO")).

          o    Prudential deducts a $20 charge upon surrender.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 11 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance - or "investment return"--of the Funds. The three different assumptions are:

o     Gross annual rate of return is 0%

o     Gross annual rate of return is 4.5%

o     Gross annual rate of return is 9%

These three assumptions are used only to show how the Cash Surrender Value and Death Benefit change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.

o The second column shows the PARTICIPANT'S AGE at the end of each CERTIFICATE YEAR.

o The third column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

o    Both "gross" and "net" investments returns are shown.

o "Gross" investment return reflects the combined effect of both incomes on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out.

Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

- Fund investment management fees and other expenses were assumed to equal 0.73% per year, which was the average Fund expense in 2000.

- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.18%, 3.32% and 7.82%.

- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.63%, 2.87% and 7.37%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

We show these rates of investment return only to help you understand how the Certificate works. You should not assume that the investment rates of return are actual rates of return. You should also not assume that these rates are examples of past or future investment performance. Neither Prudential nor the Funds can tell you whether these rates of investment can actually be achieved.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

CASH SURRENDER VALUES AND DEATH BENEFITS WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.


                                                           ILLUSTRATION #1

                                                             VIACOM INC.
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                      ASSUME TOTAL MONTHLY CONTRIBUTION OF $100 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND
                                                        USING CURRENT CHARGES

                                                         Cash Surrender Value (1)                     Death Benefits (1)
                                               -----------------------------------------   -----------------------------------------
                                                  Assuming Hypothetical Gross (and Net)      Assuming Hypothetical Gross (and Net)
                                                       Annual Investment Return of                Annual Investment Return of
   End of            Annual      Premiums      -----------------------------------------   -----------------------------------------
Certificate         Premium    Accumulated      0.0% Gross    4.5% Gross     9.0% Gross     0.0% Gross     4.5% Gross     9.0% Gross
    Year      Age    Outlay   at 4% per year   (-1.18% Net)   (3.32% Net)    (7.82% Net)   (-1.18% Net)    (3.32% Net)   (7.82% Net)
-----------   ---   -------   --------------   ------------   -----------    -----------   ------------    -----------   -----------
     1         41    $1,200        $1,226           $992         $1,016          $1,040      $100,992        $101,016      $101,040
     2         42    $1,200        $2,501         $1,972         $2,066          $2,161      $101,972        $102,066      $102,161
     3         43    $1,200        $3,827         $2,940         $3,150          $3,370      $102,940        $103,150      $103,370
     4         44    $1,200        $5,206         $3,897         $4,271          $4,674      $103,897        $104,271      $104,674
     5         45    $1,200        $6,640         $4,843         $5,429          $6,079      $104,843        $105,429      $106,079
     6         46    $1,200        $8,131         $5,686         $6,531          $7,498      $105,686        $106,531      $107,498
     7         47    $1,200        $9,682         $6,519         $7,670          $9,028      $106,519        $107,670      $109,028
     8         48    $1,200       $11,295         $7,342         $8,846         $10,678      $107,342        $108,846      $110,678
     9         49    $1,200       $12,973         $8,155        $10,062         $12,457      $108,155        $110,062      $112,457
     10        50    $1,200       $14,718         $8,959        $11,318         $14,374      $108,959        $111,318      $114,374
     15        55    $1,200       $24,546        $12,142        $17,473         $25,589      $112,142        $117,473      $125,589
     20        60    $1,200       $36,503        $13,932        $23,363         $40,412      $113,932        $123,363      $140,412
     25        65    $1,200       $51,051        $14,563        $29,115         $60,684      $114,563        $129,115      $160,684
     30        70    $1,200       $68,751        $13,225        $33,720         $87,798      $113,225        $133,720      $187,798
     35        75    $1,200       $90,286            $20        $25,754        $112,314      $100,020        $125,754      $212,314
     40        80    $1,200      $116,486             $0 (2)    $16,376        $148,038            $0 (2)    $116,376      $248,038
     45        85    $1,200      $148,363             $0         $5,334        $200,092            $0        $105,334      $300,092
     50        90    $1,200      $187,146             $0             $0 (2)    $275,940            $0              $0 (2)  $375,940


(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.



                                                           ILLUSTRATION #2

                                                             VIACOM INC.
                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                      ASSUME TOTAL MONTHLY CONTRIBUTION OF $100 TOWARDS COST OF INSURANCE AND CERTIFICATE FUND
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                                     Cash Surrender Value (1)                      Death Benefits (1)
                                            -----------------------------------------   -----------------------------------------
                                              Assuming Hypothetical Gross (and Net)       Assuming Hypothetical Gross (and Net)
                                                   Annual Investment Return of                 Annual Investment Return of
   End of           Annual      Premiums    -----------------------------------------   -----------------------------------------
Certificate        Premium    Accumulated    0.0% Gross     4.5% Gross     9.0% Gross    0.0% Gross      4.5% Gross    9.0% Gross
    Year     Age    Outlay  at 4% per year  (-1.63% Net)   (2.87% Net)    (7.37% Net)   (-1.63% Net)    (2.87% Net)   (7.37% Net)
-----------  ---   -------  --------------  ------------   -----------    -----------   ------------    -----------   -----------
     1        41    $1,200       $1,226          $540          $554            $567       $100,560       $100,574       $100,587
     2        42    $1,200       $2,501        $1,051        $1,103          $1,156       $101,071       $101,123       $101,176
     3        43    $1,200       $3,827        $1,510        $1,624          $1,743       $101,530       $101,644       $101,763
     4        44    $1,200       $5,206        $1,916        $2,112          $2,324       $101,936       $102,132       $102,344
     5        45    $1,200       $6,640        $2,264        $2,562          $2,895       $102,284       $102,582       $102,915
     6        46    $1,200       $8,131        $2,552        $2,969          $3,451       $102,572       $102,989       $103,471
     7        47    $1,200       $9,682        $2,778        $3,330          $3,988       $102,798       $103,350       $104,008
     8        48    $1,200      $11,295        $2,939        $3,638          $4,500       $102,959       $103,658       $104,520
     9        49    $1,200      $12,973        $3,032        $3,887          $4,981       $103,052       $103,907       $105,001
     10       50    $1,200      $14,718        $3,051        $4,070          $5,422       $103,071       $104,090       $105,442
     15       55    $1,200      $24,546        $1,712        $3,516          $6,486       $101,732       $103,536       $106,506
     20       60    $1,200      $36,503            $0 (2)        $0 (2)      $3,814             $0 (2)         $0 (2)   $103,834
     25       65    $1,200      $51,051            $0            $0              $0 (2)         $0             $0             $0 (2)
     30       70    $1,200      $68,751            $0            $0              $0             $0             $0             $0
     35       75    $1,200      $90,286            $0            $0              $0             $0             $0             $0
     40       80    $1,200     $116,486            $0            $0              $0             $0             $0             $0
     45       85    $1,200     $148,363            $0            $0              $0             $0             $0             $0
     50       90    $1,200     $187,146            $0            $0              $0             $0             $0             $0


(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0.0%, 4.5%, AND 9.0%, OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


WHEN ARE MONTHLY CHARGES DEDUCTED?

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS BY AUTOMATIC PAYROLL DEDUCTION THROUGH VIACOM, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Viacom forwards premium payments to us. We expect the Monthly Deduction Date to be near the first of the month. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on the next Business Day following that 45th day.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL, we will deduct the monthly charge from the Certificate Fund on the first Business Day of each month.


WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the Viacom Group Contract, including:

     o    the free-look period

     o    transfers between investment options

     o    dollar cost averaging

     o    more details on how loans work

     o    how you can change future premium allocations among investment options

     o    how paid-up coverage may be available

     o    how your insurance could end (known as "lapsing")

     o    reinstatement of your coverage

     o    contestability rules

     o    tax treatment of Certificate benefits

     o    definitions of special terms

     o    the Death Benefit

     o    withdrawals

Please refer to the prospectus for information on these and other features of the VIACOM Group Contract.


WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.


WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Money Market Portfolio.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.


WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.







                                       17